EARNINGS NEWS RELEASE

                                                         QUARTER ENDED
                                                   ----------------------------
                                                  SEPTEMBER 30,    SEPTEMBER 30,
                                                       2006            2005
                                                    ------------    ------------
REVENUES                                             $7,607,732     $6,673,794
                                                    ============    ============
NET INCOME BEFORE DISCONTINUED OPERATIONS AND
   CUMMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE                                         $2,436,415     $2,689,202

DISCONTINUED OPERATIONS (NET OF INCOME TAX)                  --          ($355)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE          --             --
    (NET OF INCOME TAX)
                                                     -----------    ------------
NET INCOME                                           $2,436,415     $2,688,847
                                                     ===========    ============
BASIC EARNINGS PER SHARE:

NET INCOME BEFORE DISCONTINUED OPERATIONS AND
   CUMMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE                                              $0.43          $0.47

DISCONTINUED OPERATIONS (NET OF INCOME TAX)                  --             --

CULULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
  (NET OF INCOME TAX)                                        --             --
                                                     -----------    ------------
NET INCOME                                                $0.43          $0.47
                                                     ===========    ============
DILUTED EARNINGS PER SHARE:

NET INCOME BEFORE DISCONTINUED OPERATIONS AND
  CUMMULATIVE EFFECT OF CHANGE IN ACCOUNTING
  PRINCIPLE                                               $0.43          $0.47

DISCONTINUED OPERATIONS (NET OF INCOME TAX)                  --             --

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
  (NET OF INCOME TAX)                                        --             --
                                                     -----------    ------------
NET INCOME                                                $0.43          $0.47
                                                     ===========    ============












                                                      NINE MONTHS ENDED
                                                 ----------------------------
                                                  SEPTEMBER 30,    SEPTEMBER 30,
                                                       2006            2005
                                                     -----------    ------------
REVENUES                                            $24,730,687    $36,347,735
                                                     ===========    ============
NET INCOME BEFORE DISCONTINUED OPERATIONS AND
   CUMMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE                                        $ 8,384,796    $12,613,664

DISCONTINUED OPERATIONS (NET OF INCOME TAX)         $   240,476    $     8,742

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
(NET OF INCOME TAX)                                   ($216,093) (1)
                                                     -----------    ------------
NET INCOME                                          $ 8,409,179    $12,622,406
                                                     ===========    ============
BASIC EARNINGS PER SHARE:

NET INCOME BEFORE DISCONTINUED OPERATIONS AND
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE       $1.48          $2.23

DISCONTINUED OPERATIONS (NET OF INCOME TAX)               $0.04             --

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE      ($0.04) (1)        --
(NET OF INCOME TAX)
                                                     -----------    ------------
NET INCOME                                                $1.48          $2.23
                                                      ===========   ============
DILUTED EARNINGS PER SHARE:

NET INCOME BEFORE DISCONTINUED OPERATIONS AND
CUMMULATIVE EFFECT OF CHANGE IN ACCOUNTING
PRINCIPLE                                                 $1.48          $2.20

DISCONTINUED OPERATIONS (NET OF INCOME TAX)               $0.04             --

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE      ($0.04) (1)        --
                                                     -----------    ------------
NET INCOME                                                $1.48          $2.20
                                                     ===========    ============


		(1)	THE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE REPRESENTS THE
	    CHANGE IN ACCOUNTING FOR STOCK OPTIONS WITH THE ADOPTION OF FINANCIAL
	    ACCOUNTING STANDARDS BOARD STATEMENT NO. 123 (REVISED 2004).





PAGE>                           2



            RECONCILIATION OF NET INCOME TO EARNINGS BEFORE
             DEPRECIATION, AMORTIZATION, AND DEFERRED TAXES

                                                      QUARTER ENDED
                                                  -----------------------
                                                  SEPTEMBER 30,    SEPTEMBER 30,
                                                       2006            2005
                                                  ------------      ----------
Net Income                                          $ 2,436,415     $2,688,847

Add Back:

     Depreciation and Amortization                      602,218        452,202

     Deferred Taxes                                   2,141,398       (406,804)

Earnings Before Depreciation,                        -----------    ------------
 Amortization, and Deferred Taxes                   $ 5,180,031     $2,734,245
                                                     ===========    ============
WEIGHTED AVERAGE SHARES OUTSTANDING                   5,691,192      5,667,996
                                                    ============    ============
EBDDT PER SHARE                                           $0.91          $0.49
                                                     ===========    ============

                                                        NINE MONTHS ENDED
                                                     --------------------------
                                                  SEPTEMBER 30,    SEPTEMBER 30,
                                                       2006            2005
                                                     -----------    -----------
Net Income                                          $ 8,409,179    $12,622,406

Add Back:

     Depreciation and Amortization                    1,628,327      1,277,275

     Deferred Taxes                                   3,452,552      2,208,047
                                                     -----------    ------------
Earnings Before Depreciation,
 Amortization, and Deferred Taxes                   $13,490,058    $16,107,728
                                                     ===========    ===========
WEIGHTED AVERAGE SHARES OUTSTANDING                   5,681,060      5,660,564
                                                     ===========     ===========
EBDDT Per Share                                           $2.37          $2.85
                                                          =====          =====

EBDDT   Earnings Before Depreciation, Amortization, and Deferred Taxes. EBDDT
is not a measure of operating results or cash flows from operating activities as defined by accounting principles generally accepted in the United States of America. Further, EBDDT is not accepted in the United States of America. Further, EBDDT is not necessarily indicative of cash availability to fund cash needs and should not be considered as an alternative to fund cash flow as a measure of liquidity. The Company believes, however, that EBDDT provides relevant information about operations and is useful, along with net income, for an understanding of the Company's operating results. EBDDT is calculated by adding depreciation, amortization, and deferred income taxes to net income as they represent non-cash charges.

CONSOLIDATED-TOMOKA LAND CO.
                      CONSOLIDATED BALANCE SHEET

                                                  SEPTEMBER 30,      DECEMBER 31,
                                                       2006            2005
                                                    ------------    -----------
ASSETS
Cash                                                $  1,176,779   $  1,127,143
Restricted Cash                                        2,103,639      7,840,167
Investment Securities                                  6,910,826     14,341,097
Land and Development Costs                            12,887,017      9,142,551
Intangible Assets                                      5,200,132      4,591,944
Other Assets                                           4,912,393      5,205,415
                                                      ----------     ----------
                                                    $ 33,190,786    $42,248,317
                                                      ----------     ----------
Property, Plant and Equipment:
 Land, Timber and Subsurface Interests              $  2,736,231   $  2,280,355
 Golf Buildings, Improvements and Equipment           11,433,071     11,382,515
 Income Properties Land, Buildings and Improvements  104,819,695     91,656,972
 Other Building, Equipment and Land Improvements       2,428,915      1,769,407
                                                      ----------     ----------
  Total Property, Plant and Equipment                121,417,912    107,089,249
Less Accumulated Depreciation and Amortization        (7,351,093)    (6,079,090)
                                                      ----------     ----------
 Net - Property, Plant and Equipment                 114,066,819    101,010,159
                                                      ----------     ----------
 TOTAL ASSETS                                       $147,257,605   $143,258,476
                                                     ===========    ===========
LIABILITIES
Accounts Payable                                    $    750,838   $    248,698
Accrued Liabilities                                    8,134,752      6,083,047
Income Taxes Payable                                     384,983      5,157,171
Deferred Income Taxes                                 27,611,626     24,159,074
Deferred Profit                                        1,696,020      5,345,006
Notes Payable                                          8,020,679      7,297,593
                                                      ----------     ----------
     TOTAL LIABILITIES                              $ 46,598,898   $ 48,290,589
                                                      ----------     ----------
SHAREHOLDERS' EQUITY
Common Stock                                           5,692,539      5,667,796
Additional Paid in Capital                             2,769,424      4,168,865
Retained Earnings                                     92,423,354     85,435,246
Accumulated Other Comprehensive Loss                 (   226,610)   (   304,020)
                                                      ----------     ----------
     TOTAL SHAREHOLDERS' EQUITY                      100,658,707     94,967,887
                                                      ----------     ----------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $147,257,605   $143,258,476
                                                     ===========    ===========

                                          4